Item G.1.a.ii. Provision of financial support.

(a) Description of nature of support.

Capital contribution by way of seed funding.

(b) Person providing support.

Baillie Gifford International LLC.

(c) Brief description of relationship between the person providing support and the Registrant.

Baillie Gifford International LLC is an affiliate of Baillie Gifford Overseas Limited (Manager of the Registrant).

(d) Date support provided.

December 31, 2024

(e) Amount of support.

$ 14,538.20

(f) Security supported (if applicable).

N/A

(g) Value of security supported on date support was initiated (if applicable).

N/A

(h) Brief description of reason for support.

Current value of Seed funding to open Class K & Institutional Class of Baillie Gifford Emerging Markets Equities Fund, a series of the Registrant. Funding has been in place all year and this is the value as at December 31, 2024.

(i) Term of support.

Undetermined.

(j) Brief description of any contractual restrictions relating to support.

None.